                                 AMENDMENT NO. 8

                                       TO

                             PARTICIPATION AGREEMENT

     This Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM VARIABLE INSURANCE FUNDS ("AVIF"), a Delaware trust, A I M DISTRIBUTORS, INC. ("AIM"), a Delaware corporation, AMERICAN GENERAL LIFE INSURANCE COMPANY ("Life Company"), a Texas life insurance company and AMERICAN GENERAL EQUITY SERVICES CORPORATION ("Underwriter"), an affiliate of Life Company and the principal underwriter of the Contracts (collectively, the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's Platinum Investor IV Flexible Premium Variable Life Insurance Policy, Form No. 04604.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

     1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

     2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

    FUNDS AVAILABLE UNDER            SEPARATE CCOUNTS UTILIZING        CONTRACTS FUNDED BY THE SEPARATE
        THE POLICIES                  SOME OR ALL OF THE FUNDS                     ACCOUNTS
-----------------------------   ------------------------------------   --------------------------------
AIM V.I. International Growth   -    American General Life Insurance   -    Platinum Investor I
Fund - Series I shares               Company Separate Account VL-R          Flexible Premium Variable
                                     Established: May 1, 1997               Life Insurance Policy -
                                                                            Policy Form No. 97600

AIM V.I. Premier Equity                                                -    Platinum Investor II
Fund - Series Ishares                                                       Flexible Premium Variable
                                                                            Life Insurance Policy -
                                                                            Policy Form No. 97610

                                                                       -    Corporate America -
                                                                            Variable Flexible Premium
                                                                            Variable Life Insurance -
                                                                            Policy Form No. 99301

                                                                       -    Platinum Investor Survivor
                                                                            Last Survivor Flexible
                                                                            Premium Variable Life
                                                                            Insurance Policy - Policy
                                                                            Form No. 99206

  FUNDS AVAILABLE UNDER THE        SEPARATE CCOUNTS UTILIZING SOME     CONTRACTS FUNDED BY THE SEPARATE
      POLICIES (CONT'D)             OR ALL OF THE FUNDS (CONT'D)               ACCOUNTS (CONT'D)
-----------------------------   ------------ -----------------------   --------------------------------
AIM V.I. International Growth   -    American General Life Insurance   -    Platinum Investor Survivor
Fund - Series I shares               Company Separate Account VL-R          II Last Survivor Flexible
                                     Established: May 1, 1997               Premium Variable Life
                                                                            Insurance Policy - Policy
                                                                            Form No. 01206

AIM V.I. Premier Equity                                                -    Platinum Investor III
Fund - Series I shares                                                      Flexible Premium Variable
                                                                            Life Insurance Policy -
                                                                            Policy Form No. 00600

                                                                       -    Platinum Investor PLUS
                                                                            Flexible Premium Variable
                                                                            Life Insurance Policy -
                                                                            Policy Form No. 02600

                                                                       -    Platinum Investor
                                                                            FlexDirector Flexible
                                                                            Premium Variable Life
                                                                            Insurance Policy - Policy
                                                                            Form No. 03601

                                                                       -    Platinum Investor IV
                                                                            Flexible Premium Variable
                                                                            Life Insurance Policy -
                                                                            Policy Form No. 04604

AIM V.I. Premier Equity Fund                                           -    Legacy Plus Flexible
                                                                            Premium Variable Life
AIM V.I. International Growth                                               Insurance Policy - Policy
Fund                                                                        Form No. 98615


AIM V.I. Capital Appreciation                                          -    The One VUL Solution
Fund                                                                        Flexible Premium Variable
                                                                            Life Insurance Policy -
AIM V.I. Government                                                         Policy Form No. 99615
Securities Fund

AIM V.I. High Yield Fund

AIM V.I. International Growth
Fund

AIM V.I. International Growth                                          -    Legacy Plus Flexible
Fund                                                                        Premium Variable Life
                                                                            Insurance Policy - Policy
                                                                            Form No. 99616

AIM V.I. International Growth   -    American General Life Insurance   -    Platinum Investor Variable
Fund                                 Company Separate Account D             Annuity - Policy Form No.
                                     Established: November 19, 1973         98020
AIM V.I. Premier Equity Fund
                                                                       -    Platinum Investor Immediate
                                                                            Variable Annuity - Policy
                                                                            Form No. 03017

Effective Date: January 1, 2005

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim Coppedge                By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Robert H. Graham
Title: Assistant Secretary              Title: President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Jim Coppedge                By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Gene L. Needles
Title: Assistant Secretary              Title: President


                                        AMERICAN GENERAL LIFE INSURANCE COMPANY


Attest: /s/ Lauren W. Jones             By: /s/ S. Douglas Israel
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        AMERICAN GENERAL EQUITY SERVICES
                                        CORPORATION


Attest: /s/ Lauren W. Jones             By: /s/ Mark McGuire
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


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